Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

MARCH 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

SCHEDULE OF HEDGING TRANSACTIONS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o HARVEY R. MILLER
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: April 27, 2011	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT  ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation – Schedule of Professional Fee and Expense Disbursements	9
Schedule of Professional Fee and Expense Disbursements	10

LBHI
Quarterly Hedging Transactions Update	11
Schedule of Hedging Transactions as of March 31, 2011	13

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08 13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08 13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)	On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009. On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MARCH 1, 2011 TO MARCH 31, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills, and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash and investment balances exclude the following:

•	Cash posted as collateral for hedging activity;
•

Cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB, Woodlands Commercial Bank, Lehman Brothers Bancorp Inc., LBTC Transfer Inc. (formerly known as Lehman Brothers Trust Company N.A.) and Lehman Brothers Trust Company of Delaware;

•

Cash pledged on or prior to September 15, 2008 by the Company in connection with certain documents executed by the Company and Citigroup Inc. and HSBC Bank PLC, currently recorded at $2 billion and $230 million; and

•

$500 million which was seized by Bank of America (“BOA”) to offset derivatives claims against the Debtors. On November 16, 2010, the Bankruptcy Court ruled that BOA had no right to set-off these funds and must return the $500 million plus an estimated $95 million in interest to the Company.

6.	Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Summary Schedule of Cash Receipts and Disbursements (a)

March 1, 2011 - March 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

		Debtor Entities					Other Controlled Entities (b)					Total Debtors and Other Controlled Entities
		LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Total Cash and Investments (3/1/11)	(c)	$2,316	$8,890	$4,486	$3,314	$19,007	$18	$1,112	$1	$2,481	$3,612	$22,619
Restricted Cash	(d)	(1,373)	(662)	(1,761)	(51)	(3,846)	-	-	-	(83)	(83)	(3,929)

Beginning Free Cash and Investments		943	8,229	2,726	3,264	15,161	18	1,112	1	2,398	3,529	18,690

Sources of Cash

Derivatives		-	39	-	33	72	-	-	-	-	-	72
Loans		52	-	148	-	200	-	-	-	-	-	200
Private Equity / Principal Investing		123	-	10	-	133	-	6	1	2	9	142
Real Estate		187	-	154	-	341	-	-	11	10	21	362
Other		33	121	35	2	191	39	1	-	9	48	240
Asia		-	-	-	-	-	-	-	-	28	28	28
Inter-Company Transfers		34	12	39	-	85	-	-	-	12	12	97

Total Sources of Cash		429	173	386	35	1,023	39	7	12	61	119	1,142

Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives		-	(44)	-	-	(44)	-	-	-	-	-	(44)
Loans		-	-	(111)	-	(111)	-	-	-	-	-	(111)
Private Equity / Principal Investing		-	-	(1)	-	(1)	-	(11)	-	-	(11)	(12)
Real Estate		(24)	-	(15)	-	(39)	-	-	(2)	(2)	(4)	(43)
Other		(11)	(63)	(39)	(2)	(115)	-	(1)	-	(2)	(3)	(118)

Operating		(82)	(4)	-	-	(86)	(11)	-	(1)	(2)	(14)	(100)

Asia		-	-	-	-	-	-	-	-	(5)	(5)	(5)

Inter-Company Transfers		(30)	(1)	(6)	-	(37)	-	(11)	(10)	(39)	(60)	(97)

Total Uses of Cash		(147)	(112)	(172)	(2)	(433)	(11)	(23)	(12)	(50)	(97)	(530)

Net Cash Flow		282	61	214	33	590	28	(16)	-	10	22	612
FX Fluctuation	(s)	-	-	1	-	1	-	-	-	3	3	4

Ending Total Cash and Investments		2,598	8,951	4,702	3,347	19,598	46	1,096	1	2,495	3,638	23,236
Restricted Cash		(1,473)	(667)	(1,815)	(51)	(4,006)	-	-	-	(82)	(82)	(4,088)

Ending Free Cash and Investments (3/31/11)	(c)	$1,125	$8,284	$2,887	$3,296	$15,591	$46	$1,096	$1	$2,413	$3,556	$19,148

Totals may not foot due to rounding

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

March 1, 2011 - March 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

		Debtor Entities					Other Controlled Entities (b)					Total Debtors and Other Controlled Entities
		LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Total Cash and Investments (3/1/11)	(c)	$2,316	$8,890	$4,486	$3,314	$19,007	$18	$1,112	$1	$2,481	$3,612	$22,619
Restricted Cash	(d)	(1,373)	(662)	(1,761)	(51)	(3,846)	-	-	-	(83)	(83)	(3,929)

Beginning Free Cash and Investments		943	8,229	2,726	3,264	15,161	18	1,112	1	2,398	3,529	18,690

Sources of Cash

Derivatives
Collections from Live / Terminated Trades	(e)	-	39	-	33	72	-	-	-	-	-	72

Loans
Agency Receipts	(f)	-	-	68	-	68	-	-	-	-	-	68
Principal		49	-	69	-	118	-	-	-	-	-	118
Interest		3	-	11	-	14	-	-	-	-	-	14

Private Equity / Principal Investing
Principal	(g)	122	-	10	-	132	-	6	1	2	9	141
Interest		1	-	-	-	1	-	-	-	-	-	1

Real Estate
Principal	(h)	185	-	146	-	331	-	-	11	9	20	351
Interest		2	-	8	-	10	-	-	-	1	1	11

Other
LAMCO Management Fees	(i)	-	-	-	-	-	39	-	-	-	39	39
Interest	(j)	1	4	4	2	11	-	1	-	1	1	13
Return of Hedging Collateral	(k)	4	107	24	-	135	-	-	-	-	-	135
Other		28	10	7	-	45	-	-	-	8	8	53

Asia		-	-	-	-	-	-	-	-	28	28	28
Inter-Company Transfers		34	12	39	-	85	-	-	-	12	12	97

Total Sources of Cash		429	173	386	35	1,023	39	7	12	61	119	1,142

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

March 1, 2011 - March 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

		Debtor Entities					Other Controlled Entities (b)					Total Debtors and Other Controlled Entities
		LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives
Payments on Live Trades		-	(44)	-	-	(44)	-	-	-	-	-	(44)

Loans
Agency Disbursements	(f)	-	-	(67)	-	(67)	-	-	-	-	-	(67)
Preservation of Assets	(l)	-	-	(11)	-	(11)	-	-	-	-	-	(11)
Other	(m)	-	-	(33)	-	(33)	-	-	-	-	-	(33)

Private Equity / Principal Investing
Capital Calls	(n)	-	-	(1)	-	(1)	-	(11)	-	-	(11)	(12)

Real Estate
Preservation of Assets		(24)	-	(15)	-	(39)	-	-	(2)	(2)	(4)	(43)

Other
Hedging Collateral	(o)	(1)	(57)	(35)	(2)	(95)	-	-	-	(1)	(1)	(96)
Other		(10)	(6)	(4)	-	(20)	-	(1)	-	(1)	(2)	(22)

Operating
Compensation and Benefits	(p)	(14)	-	-	-	(14)	(7)	-	-	(1)	(8)	(22)
Professional Fees	(q)	(25)	-	-	-	(25)	(1)	-	-	-	(1)	(26)
LAMCO Management Fees	(i)	(39)	-	-	-	(39)	-	-	-	-	-	(39)
Other	(r)	(4)	(4)	-	-	(8)	(3)	-	(1)	(1)	(5)	(13)

Asia		-	-	-	-	-	-	-	-	(5)	(5)	(5)
Inter-Company Transfers		(30)	(1)	(6)	-	(37)	-	(11)	(10)	(39)	(60)	(97)

Total Uses of Cash		(147)	(112)	(172)	(2)	(433)	(11)	(23)	(12)	(50)	(97)	(530)

Net Cash Flow		282	61	214	33	590	28	(16)	-	10	23	612
FX Fluctuation	(s)	-	-	1	-	1	-	-	-	3	3	4

Ending Total Cash and Investments		2,598	8,951	4,702	3,347	19,598	46	1,096	1	2,495	3,638	23,236
Restricted Cash		(1,473)	(667)	(1,815)	(51)	(4,006)	-	-	-	(82)	(82)	(4,088)

Ending Free Cash and Investments (3/31/11)		$1,125	$8,284	$2,887	$3,296	$15,591	$46	$1,096	$1	$2,413	$3,556	$19,148

Totals may not foot due to rounding

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

March 1, 2011 - March 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

Notes:

(a) Includes cash receipts and disbursements for all Debtor Entities and Other Controlled Entities, globally. Activity in Derivatives, Loans, Private Equity / Principal Investing, Real Estate and Other reflects bank accounts that are managed and reconciled by Lehman’s U.S. and European operations. Activity in Asia and South America reflects bank accounts that are managed and reconciled by Lehman’s Asia and South American operations.

(b) Other Controlled Entities include Non-Debtor entities which are under the control of LBHI, except for Aurora Bank, Woodlands Commercial Bank, Lehman Brothers Bancorp Inc., LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.) and Lehman Brothers Trust Company of Delaware, which are not reflected in this schedule.

(c) Beginning and Ending Cash and Investment balances exclude cash posted for hedging activity.

(d) Restricted balances are preliminary estimates of cash in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or Other Controlled Entities.

(e) Collections from Live / Terminated Trades for Other Debtors reflects the following: LBCC $31 million, LBCS $1 million and LBFP $1 million.

(f) Reflects the collection of principal and interest for syndicated loan participants and subsequent distribution to syndicated loan participants.

(g) Primarily reflects sale of a direct investment in Quadrant and a partial redemption of an LP Investment in Silver Lake Credit Fund.

(h) Primarily reflects principal received on sale of Heritage Fields and principal paydowns from the Archstone loan.

(i) Reflects payment for LAMCO services for Q1 2011.

(j) Reflects interest earned on court-approved investments portfolio. Interest for Other Debtors reflects the following: LOTC $1 million and LBDP $1 million.

(k) Reflects the return of cash posted to hedge foreign currency and interest rate risk for Derivatives, Loans and Real Estate.

(l) Reflects advances on revolving lines of credit.

(m) Primarily reflects principal and interest forwarded to syndicated loan participants.

(n) Primarily reflects capital calls for Private Equity LP stakes and Direct Investments.

(o) Reflects cash posted to hedge foreign currency and interest rate risk for Derivatives, Loans and Real Estate. Hedging collateral for Other Debtors reflects $2 million for LBFP.

(p) Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management. A portion of the $14 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(q) A portion of the $25 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(r) Primarily reflects expenses related to occupancy, the Transition Services Agreement, taxes, insurance and infrastructure costs. A portion of the $4 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(s) Reflects fluctuation in value of foreign currency bank accounts.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO MARCH 31, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.

The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Professional Fee and Expense Disbursements (a)

March 2011

Unaudited ($ in thousands)

		March-2011	Filing Date Through March-2011 (b)
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	$403	$12,711
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	10,172	422,867
Kelly Matthew Wright	Art Consultant and Auctioneer	-	91
Natixis Capital Markets Inc.	Derivatives Consultant	-	14,297
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	-	16,787
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	37	3,753
Clyde Click, P.C.	Special Counsel - Real Estate	27	78
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	1,326	26,519
Dechert LLP	Special Counsel - Real Estate	165	1,698
Deloitte LLP	Tax Services	-	190
Discover Ready LLC	eDiscovery Services	867	12,812
Ernst & Young LLP	Audit and Tax Services	-	1,553
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	232	2,037
Hudson Global Resources	Contract Attorneys	524	9,583
Huron Consulting	Tax Services	-	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	982	48,983
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	60	649
Kleyr Grasso Associes	Special Counsel - UK	-	454
Latham & Watkins LLP	Special Counsel - Real Estate	16	428
Lazard Freres & Co.	Investment Banking Advisor	-	24,900
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	-	4,935
MMOR Consulting	Tax Services	43	315
Momo-o, Matsuo & Namba	Special Counsel - Asia	-	137
O’Neil Group	Tax Services	107	1,377
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	-	1,880
Paul, Hastings, Janofsky & Walker LLP	Special Counsel - Real Estate	52	1,070
PricewaterhouseCoopers LLP	Tax Services	368	1,226
Reed Smith LLP	Special Counsel - Insurance	62	470
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	379	5,842
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	-	2,558
SNR Denton LLP	Special Counsel - Real Estate	80	802
Sutherland LLP	Special Counsel - Tax	-	286
Weil Gotshal & Manges LLP	Lead Counsel	6,096	285,974
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	224	2,437
Wollmuth Maher & Deutsch LLP	Special Counsel - Derivatives	-	582
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	2,724	58,703
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	322	11,255
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	3,349	93,235
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	1,874	17,116
Richard Sheldon, Q.C.	Special Counsel - UK	-	130
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	-	42,502
Jenner & Block LLP	Examiner	7	57,958
Fee Examiner
Feinberg Rozen LLP	Fee Examiner (Previous)	-	3,158
Brown Greer Plc	Fee and Expense Analyst	-	539

Total Non-Ordinary Course Professionals		30,499	1,197,025

Debtors - Ordinary Course Professionals		1,424	37,556

US Trustee Quarterly Fees		-	1,182

Total Professional Fees and UST Fees (c)		$31,923	$1,235,763

(a)	All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.
(b)	The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of March 2011. The figures do not include accruals.
(c)	Excludes professional services rendered on behalf of non-debtor entities which are invoiced separately.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

QUARTERLY HEDGING TRANSACTIONS UPDATE

AS OF MARCH 31, 2011

The information and data included in this report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

On March 11, 2009, the United States Bankruptcy Court for the Southern District of New York overseeing the Debtors’ Chapter 11 cases (the “Court”) entered an “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Cash Collateral Posted in Connection With the Hedging Transactions the Debtors Enter Into Through Certain Futures and Prime Brokerage Accounts” [Docket No. 3047] (the “Derivatives Hedging Order”).

On July 16, 2009 the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection With the Hedging Transactions” [Docket No. 4423] (the “Residential Loan Order”).

On January 14, 2010 the Court entered a separate “Order Granting LBHI’s Motion for Authorization, Pursuant to Sections 105, 363 and 364 of the Bankruptcy Code, to Sell Certain Asset Backed-Securities and Related Relief” [Docket No. 6659], which authorized the Company to enter into hedging transactions to hedge against loss of value from fluctuations in foreign exchange rates (the “Asset Backed-Securities Hedging Order”).

On November 18, 2010 the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection with Foreign Exchange Hedging Transactions” [Docket No. 12891] (the “Macro FX Hedging Order”).

Terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Derivatives Hedging Order, the Residential Loan Order, the Asset Backed-Securities Hedging Order or the Macro FX Hedging Order, as the case may be.

The Debtors have prepared this Quarterly Hedging Transactions Update, as required by the Derivatives Hedging Order, the Residential Loan Order, the Asset Backed-Securities Hedging Order and the Macro FX Hedging Order, based on the information available to the Debtors at this time, but note that such information is partially based on market pricing which is subject to day-to-day fluctuations. The Debtors reserve all rights to revise this report.

Derivatives Hedging Order. Between the entry of the Derivatives Hedging Order and March 31, 2011 (the “Report Date”), the Debtors have executed 11 Hedging Transactions and the current liquidation value of collateral posted approximates $343 million. The Open Derivative Positions correspond to 39 non-terminated derivative contracts with an estimated recovery value of approximately $457 million as of the Report Date. The expected recovery amounts are determined using various models, data sources, and certain assumptions regarding contract provisions. The Company expects to adjust the amounts recorded for the Open Derivatives Positions in the future; such adjustments (including write-downs and write-offs) may be material. For further description regarding derivative recovery values, please refer to the June 2010 Supplemental Monthly Operating Report filed on January 24, 2011.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on page 13.

Residential Loan Order. Between the entry of the Residential Loan Order and the Report Date, there were no Residential Hedging Transactions.

Asset Backed-Securities Hedging Order. Between the entry of the Asset Backed-Securities Hedging Order and the Report Date, the Debtors have executed 1 Hedging Transaction. The current liquidation value of the collateral posted approximates $5 million. The estimated recovery value of the Asset Backed-Securities portfolio as of the Report Date approximates $86 million. The expected recovery amounts for the underlying assets are subject to market fluctuations (obligor performance, interest rate environment, etc.) and are subject to change.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtor set forth on the following page.

Macro FX Hedging Order. Between the entry of the Macro FX Hedging Order and the Report Date, the Debtors have proposed and executed 3 Hedging Transactions. The current liquidation value of the collateral posted approximates $79 million. The estimated recovery value of the underlying assets being hedged approximates $1.4 billion as of the Report Date. The expected recovery amounts for the underlying assets are subject to market fluctuations (obligor performance, interest rate environment, etc.) and are subject to change.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on the following page.

Lehman Brothers Holdings Inc.

As of March 31, 2011

Quarterly Hedging Report

Derivatives Hedging Order

Current Liquidation Value	Current Liquidation Value	Current Liquidation Value
Debtor	Current Liquidation Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Special Financing Inc. (“LBSF”)	$330,762,429	$370,049,075
Lehman Brothers Commercial Corp. (“LBCC”)	3,823,540	72,956,727
Lehman Brothers Financial Products Inc. (“LBFP”)	8,815,188	13,522,389

Total	$343,401,156	$456,528,191

Asset Backed-Securities Hedging Order
Debtor	Current Liquidation Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Holdings Inc. (“LBHI”)	$4,631,335	$86,302,495

Total	$4,631,335	$86,302,495

Macro FX Hedging Order
Debtor	Current Liquidation Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Holdings Inc. (“LBHI”)	$3,614,519	$66,887,657
Lehman Commercial Paper Inc. (“LCPI”)	74,946,872	1,362,851,213

Total	$78,561,391	$1,429,738,870

(a) Value of collateral represents initial margin posted, net of any gains or losses on hedging transactions. Liquidation value excludes any subsequent variation margin posted or returned for LBHI and LCPI under the Asset Backed-Securities and Macro FX Hedging Orders.